UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) Of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 23, 2007
WINLAND ELECTRONICS, INC.
(Exact name of registrant as specified in its charter)
Minnesota
(State or Other Jurisdiction of Incorporation)

1-15637 (Commission File Number)	41-0992135 (IRS Employer Identification No.)
1950 Excel Drive
Mankato, Minnesota 56001
(Address of Principal Executive Offices) (Zip Code)

(507) 625-7231
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
     On January 23, 2007, Winland Electronics, Inc. entered into an employment agreement with Lorin Krueger, President and Chief Executive Officer of Winland, which agreement continues until either party terminates the agreement as provided in the agreement. Pursuant to the terms of the agreement, Mr. Krueger’s base salary beginning January 1, 2007 is $181,500 and is subject to review at least annually. If Mr. Krueger’s employment is terminated by Winland without cause or by Mr. Krueger for good reason, Mr. Krueger is entitled to his base salary for twelve months and health care benefits for six months; provided, however, if such termination occurs within two years after a change of control, Mr. Krueger will be entitled to an amount equal to his salary and bonus payments for the two completed fiscal years immediately preceding termination payable over the 24 months following the termination. During employment with Winland and for two years following termination of such employment, Mr. Krueger has agreed that he will not compete with us or solicit any of our employees, customers or contractors for employment or business purposes. This agreement replaces the January 1, 1999 employment agreement with Mr. Krueger, which agreement terminated on December 31, 2006 in accordance with its terms.
     In addition, on January 23, 2007, Winland entered into an employment agreement with Glenn Kermes, Chief Financial Officer, which agreement continues until either party terminates such agreement as provided in the agreement. Pursuant to the terms of the agreement, Mr. Kermes’s base salary beginning January 1, 2007 is $145,000 and is subject to review at least annually. If Mr. Kermes’s employment is terminated by Winland without cause or by Mr. Kermes for good reason, Mr. Kermes is entitled to his base salary for six months and health care benefits for three months; provided, however, if such termination occurs within two years after a change of control, Mr. Kermes will be entitled to an amount equal to his salary and bonus payments for the two completed fiscal years immediately preceding termination payable over the 24 months following the termination. During employment with Winland and for two years following termination of such employment, Mr. Kermes has agreed that he will not compete with us or solicit any of our employees, customers or contractors for employment or business purposes.

Item 9.01	Financial Statements and Exhibits.

	(a)	Financial statements: None.

	(b)	Pro forma financial information: None.

	(c)	Shell company transactions: None.

	(d)	Exhibits:

		10.1	Employment Agreement dated January 23, 2007 with Lorin E. Krueger

		10.2	Employment Agreement dated January 23, 2007 with Glenn Kermes

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: January 23, 2007

WINLAND ELECTRONICS, INC.
By	/s/ Glenn Kermes
Glenn Kermes
Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
January 23, 2007	1-15637
WINLAND ELECTRONICS, INC.

EXHIBIT NO.	ITEM

10.1	Employment Agreement dated January 23, 2007 with Lorin E. Krueger

10.2	Employment Agreement dated January 23, 2007 with Glenn Kermes

4